Fair Value	12 Months Ended
Dec. 31, 2024
Fair Value Disclosures [Abstract]
Fair Value
18.
Fair Value

The carrying values of cash and cash equivalents, receivables from related parties, other receivables, payables to vessel owners, accounts payable and accrued expenses, payables to sharing partner and assignee, payables to assignee, related party, payables to shareholder, and payables to related parties are reasonable estimates of their fair value due to the short-term nature of these financial instruments. Cash and cash equivalents are considered Level 1 items as they represent liquid assets with short-term maturities. The fair value of the loan receivable (Note 3) approximates its carrying value due to its variable interest rate, being SOFR and its short-term nature. Furthermore, the Company believes that the terms are similar to those that could be procured as of December 31, 2024. SOFR rates are observable at commonly quoted intervals for the full term of the loan and hence variable rate loans are considered Level 2 items. The fair value of identifiable intangible asset was based on valuations using the income approach, inputs which would be considered Level 3 under the fair value hierarchy. The valuation methodology and the significant unobservable inputs are set out below.

	Valuation technique	Significant other unobservable input	Value
Identifiable intangible asset	Discounted Cash Flow Model	Weighted average cost of capital	28%
		Long-term revenue growth rate	3%
		Long-term after-tax net operating profit margin	11%